UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 25, 1997

                  Southern Pacific Secured Assets Corporation,
   Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1996-04 Trust
             (Exact name of registrant as specified in its charter)


New York (governing law of Pooling
and Servicing Agreement)                333-15473-01         52-2011594
(State or other jurisdiction of         (Commission          (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                         21044
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (410) 884-2000


ITEM 5.  Other Events

On  June 25,  1997,  a  distribution  was made to  holders of  Southern  Pacific
Secured   Assets   Corporation,    Mortgage   Loan   Asset-Backed   Pass-Through
Certificates, Series 1996-04 Trust.

ITEM 7.  Financial Statements and Exhibits

         (c)  Exhibits

              Item 601(a) of
              Regulation S-K
              Exhibit Number            Description

              EX-99.1     --  Monthly report distributed  to holders of Mortgage
                              Loan   Asset-Backed   Pass-Through   Certificates,
                              Series  1996-04  Trust,  relating  to the June 25,
                              1997, distribution



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  Southern Pacific Secured Assets Corporation,
   Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1996-04 Trust
                                  (Registrant)

                                By:  Norwest Bank of  Minnesota,  N.A.
                                     as Trustee
                                By:  /s/Sherri J. Sharps
                              Name:  Sherri J. Sharps
                             Title:  Vice President
                              Date:  June 7, 1997


                                INDEX TO EXHIBITS


Exhibit Number                                                Description

EX-99.1   -  Monthly    report   distributed   to   holders  of   Mortgage  Loan
             Asset-Backed  Pass-Through  Certificates,   Series  1996-04  Trust,
             relating to the June 25, 1997, distribution